UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—74.2%
Consumer Discretionary—12.4%
Auto Components—0.9%
Bridgestone Corp.	2,300	$79,794
Continental AG	571	119,695
Delphi Automotive plc	525	35,606
Johnson Controls, Inc.	1,715	78,753
Valeo SA	3,410	174,751
		488,599

Automobiles—0.7%
Astra International Tbk PT	56,000	33,086
Bayerische Motoren Werke AG	572	49,273
Hero MotoCorp Ltd.	2,016	96,165
Suzuki Motor Corp.	1,800	55,395
Tata Motors Ltd., Sponsored ADR	4,292	162,367
		396,286

Diversified Consumer Services—0.4%
Dignity plc	1,670	59,615
Estacio Participacoes SA	5,900	32,117
Kroton Educacional SA	6,200	27,612
New Oriental Education & Technology Group, Inc., Sponsored ADR	1,710	75,342
		194,686

Hotels, Restaurants & Leisure—2.1%
Accor SA	1,440	60,170
Carnival Corp.	5,190	242,477
China Lodging Group Ltd., Sponsored ADR	682	26,209
Crown Resorts Ltd.	2,723	27,158
Domino’s Pizza Group plc	17,310	90,856
Genting Bhd	32,300	65,319
Genting Malaysia Bhd	19,900	20,949
International Game Technology plc	2,710	56,639
Jollibee Foods Corp.	5,910	32,000
Las Vegas Sands Corp.	910	46,091
McDonald’s Corp.	1,237	145,533
Melco Crown Entertainment Ltd., ADR	2,580	36,017
Sands China Ltd.	26,800	102,662
Starbucks Corp.	453	26,297
Whitbread plc	1,541	78,713
William Hill plc	16,953	71,657
Yum! Brands, Inc.	214	19,136
		1,147,883

Household Durables—0.8%
Lennar Corp., Cl. A	720	33,696
Newell Brands, Inc.	183	9,600
SEB SA	790	105,141
Sony Corp.	6,100	202,274
Whirlpool Corp.	390	75,020
		425,731

1 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	224	$169,974
Ctrip.com International Ltd., ADR[1]	2,120	92,580
JD.com, Inc., ADR[1]	3,917	84,803
Rakuten, Inc.	3,000	33,943
		381,300

Leisure Products—0.2%
Hasbro, Inc.	291	23,638
Nintendo Co. Ltd.	400	82,641
		106,279

Media—2.1%
CBS Corp., Cl. B	464	24,230
Comcast Corp., Cl. A	5,494	369,471
DISH Network Corp., Cl. A1	461	24,627
Grupo Televisa SAB, Sponsored ADR	2,470	65,628
ProSiebenSat.1 Media SE	1,691	77,216
SES SA, Cl. A, FDR	2,860	62,600
SKY Perfect JSAT Holdings, Inc.	9,100	39,987
Sky plc	7,073	86,132
Technicolor SA	5,220	32,832
Walt Disney Co. (The)	2,036	195,354
Zee Entertainment Enterprises Ltd.	18,665	138,808
		1,116,885

Multiline Retail—0.4%
Dollar Tree, Inc.[1]	225	21,665
Dollarama, Inc.	2,079	153,722
Hudson’s Bay Co.	5,214	65,532
		240,919

Specialty Retail—1.6%
AutoZone, Inc.[1]	108	87,909
CarMax, Inc.[1]	461	26,858
Dufry AG1	406	46,712
Fast Retailing Co. Ltd.	70	22,450
Home Depot, Inc. (The)	1,751	242,058
Industria de Diseno Textil SA	6,928	239,335
Lowe’s Cos., Inc.	237	19,500
O’Reilly Automotive, Inc.[1]	110	31,969
Tiffany & Co.	1,619	104,458
TJX Cos., Inc. (The)	584	47,724
		868,973

Textiles, Apparel & Luxury Goods—2.5%
adidas AG	1,075	176,370
Brunello Cucinelli SpA	1,517	28,307
Burberry Group plc	8,235	143,744
Christian Dior SE	398	71,905
Cie Financiere Richemont SA	1,413	85,842
Coach, Inc.	1,102	47,507
Hermes International	200	85,980

2 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Kering	1,346	$255,386
LVMH Moet Hennessy Louis Vuitton SE	1,849	316,757
NIKE, Inc., Cl. B	273	15,151
Prada SpA	19,500	58,018
Swatch Group AG (The)	78	20,432
Tod’s SpA	398	23,358
		1,328,757

Consumer Staples—8.0%
Beverages—2.0%
Ambev SA, ADR	5,180	29,940
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,404	23,058
Anheuser-Busch InBev SA	186	23,958
Coca-Cola Amatil Ltd.	4,700	32,986
Coca-Cola Co. (The)	814	35,515
Coca-Cola European Partners plc	1,970	73,540
Constellation Brands, Inc., Cl. A	184	30,292
Diageo plc	2,532	72,387
Dr Pepper Snapple Group, Inc.	359	35,365
Fomento Economico Mexicano SAB de CV	4,357	38,974
Fomento Economico Mexicano SAB de CV, Sponsored ADR	100	8,950
Heineken NV	1,198	113,090
Kweichow Moutai Co. Ltd., Cl. A	1,000	47,200
Molson Coors Brewing Co., Cl. B	270	27,583
Nigerian Breweries plc	31,253	13,545
PepsiCo, Inc.	2,191	238,644
Pernod Ricard SA	1,530	174,799
SABMiller plc	710	41,471
Tsingtao Brewery Co. Ltd., Cl. H	2,000	7,064
		1,068,361

Food & Staples Retailing—1.2%
Alimentation Couche-Tard, Inc., Cl. B	1,538	69,535
Almacenes Exito SA, GDR[2]	1,700	7,728
BIM Birlesik Magazalar AS	1,440	26,648
Costco Wholesale Corp.	196	32,775
CP ALL PCL	72,300	107,533
CVS Health Corp.	346	32,081
Magnit PJSC	893	138,073
Spar Group Ltd. (The)	5,063	75,554
Walgreens Boots Alliance, Inc.	837	66,332
Wal-Mart de Mexico SAB de CV	6,732	15,367
Wal-Mart Stores, Inc.	1,352	98,655
		670,281

Food Products—2.8%
Aryzta AG1	1,586	59,644
Barry Callebaut AG1	62	81,110
ConAgra Foods, Inc.	394	18,423
Danone SA	3,000	230,782
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	13,400	37,588

3 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Kraft Heinz Co. (The)	2,080	$179,691
Mondelez International, Inc., Cl. A	4,938	217,173
Nestle SA	3,643	292,030
Saputo, Inc.	3,018	90,680
Tingyi Cayman Islands Holding Corp.	22,000	19,086
Unilever plc	5,109	238,882
Want Want China Holdings Ltd.	46,000	28,275
		1,493,364

Household Products—0.7%
Colgate-Palmolive Co.	2,838	211,232
Kimberly-Clark de Mexico SAB de CV, Cl. A	300	678
Procter & Gamble Co. (The)	939	80,369
Reckitt Benckiser Group plc	941	91,148
		383,427

Personal Products—0.1%
LG Household & Health Care Ltd.	7	6,301
Shiseido Co. Ltd.	1,700	47,754
		54,055

Tobacco—1.2%
Japan Tobacco, Inc.	3,500	136,630
KT&G Corp.	1,142	123,392
Philip Morris International, Inc.	2,184	218,968
Swedish Match AB	4,053	147,801
		626,791

Energy—2.9%
Energy Equipment & Services—0.4%
Halliburton Co.	718	31,348
Schlumberger Ltd.	451	36,314
Technip SA	2,539	141,564
		209,226

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp.	506	27,592
Apache Corp.	685	35,962
BP plc, Sponsored ADR	1,508	51,875
Chevron Corp.	2,256	231,195
CNOOC Ltd.	43,000	51,687
ConocoPhillips	825	33,676
Enbridge, Inc.	1,052	43,269
EOG Resources, Inc.	357	29,167
Hess Corp.	635	34,068
HollyFrontier Corp.	1,518	38,588
Koninklijke Vopak NV	1,560	80,148
Magellan Midstream Partners LP3	1,079	78,616
Newfield Exploration Co.[1]	509	22,040
Noble Energy, Inc.	1,911	68,261
Novatek OJSC, Sponsored GDR	955	95,842
Phillips 66	342	26,012

4 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Pioneer Natural Resources Co.	215	$34,953
Repsol SA	4,054	51,400
Suncor Energy, Inc.	6,858	184,549
Total SA	2,300	110,560
		1,329,460

Financials—10.9%
Capital Markets—1.2%
Bank of New York Mellon Corp. (The)	2,687	105,868
BlackRock, Inc., Cl. A	76	27,835
Charles Schwab Corp. (The)	261	7,417
Credit Suisse Group AG1	4,953	57,107
Deutsche Bank AG1	2,759	37,015
Goldman Sachs Group, Inc. (The)	657	104,338
ICAP plc	13,512	79,450
Nomura Holdings, Inc.	7,400	33,188
T. Rowe Price Group, Inc.	267	18,874
Tullett Prebon plc	4,270	18,769
UBS Group AG	12,195	167,911
		657,772

Commercial Banks—3.1%
3SBio, Inc.[1,2]	2,500	2,509
Banca Monte dei Paschi di Siena SpA[1]	44,783	15,419
Banco Bilbao Vizcaya Argentaria SA	10,151	59,220
Bank Mandiri Persero Tbk PT	9,600	7,399
Bank of America Corp.	8,167	118,340
Bank Pekao SA	1,030	32,528
BOC Hong Kong Holdings Ltd.	20,000	65,803
Citigroup, Inc.	8,409	368,398
Grupo Aval Acciones y Valores SA, ADR	4,860	37,471
Grupo Financiero Banorte SAB de CV	9,040	49,515
Grupo Financiero Inbursa SAB de CV	22,773	36,558
ICICI Bank Ltd., Sponsored ADR	30,291	229,606
JPMorgan Chase & Co.	2,318	148,282
Kotak Mahindra Bank Ltd.	2,723	31,054
Lloyds Banking Group plc	76,249	53,574
M&T Bank Corp.	566	64,841
Sberbank of Russia PJSC, Sponsored ADR	8,100	70,412
Societe Generale SA	1,917	65,349
Sumitomo Mitsui Financial Group, Inc.	2,500	79,758
SunTrust Banks, Inc.	1,774	75,022
US Bancorp	1,716	72,364
Zenith Bank plc	193,937	10,244
		1,693,666

Consumer Finance—0.5%
Ally Financial, Inc.	6,413	115,690
Discover Financial Services	1,763	100,209

5 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Finance (Continued)
Synchrony Financial[1]	1,753	$48,874
		264,773

Diversified Financial Services—2.2%
Berkshire Hathaway, Inc., Cl. B1	1,409	203,276
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	12,800	75,361
CME Group, Inc., Cl. A	2,341	239,344
Grupo de Inversiones Suramericana SA	2,655	33,140
Hong Kong Exchanges & Clearing Ltd.	1,600	39,503
ING Groep NV	6,769	75,513
Intercontinental Exchange, Inc.	98	25,892
Kinnevik AB, Cl. B	2,352	59,937
Moscow Exchange (The)	7,111	12,227
Nasdaq, Inc.	392	27,738
S&P Global, Inc.	3,289	401,916
		1,193,847

Insurance—2.2%
AIA Group Ltd.	17,200	106,891
Allianz SE	899	128,754
American International Group, Inc.	1,800	97,992
Aon plc	488	52,250
China Pacific Insurance Group Co. Ltd., Cl. H	11,200	39,575
Dai-ichi Life Insurance Co. Ltd. (The)	7,500	97,393
FNF Group	1,983	74,700
Marsh & McLennan Cos., Inc.	1,197	78,703
Old Mutual plc	21,351	59,529
Ping An Insurance Group Co. of China Ltd., Cl. H	11,000	51,379
Progressive Corp. (The)	2,488	80,885
Prudential plc	15,817	278,391
Sul America SA	4,100	21,800
		1,168,242

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	451	43,760
Digital Realty Trust, Inc.	370	38,650
HCP, Inc.	788	30,913
Public Storage	67	16,008
Simon Property Group, Inc.	445	101,033
		230,364

Real Estate Management & Development—0.9%
Ayala Land, Inc.	8,200	6,881
Deutsche Wohnen AG	604	22,590
DLF Ltd.	62,715	152,054
Global Logistic Properties Ltd.	16,000	22,901
Hang Lung Group Ltd.	5,000	16,134
Hang Lung Properties Ltd.	2,000	4,333
SM Prime Holdings, Inc.	82,000	50,887
SOHO China Ltd.	30,000	13,868

6 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Real Estate Management & Development (Continued)
Vonovia SE	4,796	$189,954
		479,602

Thrifts & Mortgage Finance—0.4%
Housing Development Finance Corp. Ltd.	9,759	200,615

Health Care—8.9%
Biotechnology—1.9%
ACADIA Pharmaceuticals, Inc.[1]	2,061	76,339
Amgen, Inc.	165	28,385
Biogen, Inc.[1]	628	182,076
BioMarin Pharmaceutical, Inc.[1]	699	69,495
Bluebird Bio, Inc.[1]	640	36,595
Celgene Corp.[1]	994	111,517
Celldex Therapeutics, Inc.[1]	4,328	19,995
Circassia Pharmaceuticals plc[1]	15,230	19,249
CSL Ltd.	1,100	98,804
Gilead Sciences, Inc.	1,541	122,463
Grifols SA	4,216	92,340
Ionis Pharmaceuticals, Inc.[1]	1,030	30,066
MacroGenics, Inc.[1]	1,406	43,010
Regeneron Pharmaceuticals, Inc.[1]	27	11,478
Sage Therapeutics, Inc.[1]	296	13,279
Vertex Pharmaceuticals, Inc.[1]	641	62,177
		1,017,268

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	909	43,650
Boston Scientific Corp.[1]	3,905	94,814
Coloplast AS, Cl. B	995	78,033
Danaher Corp.	1,123	91,457
Essilor International SA	584	74,710
Medtronic plc	389	34,088
Sonova Holding AG	514	70,412
William Demant Holding AS1	2,900	59,143
Zimmer Biomet Holdings, Inc.	1,409	184,776
		731,083

Health Care Providers & Services—2.3%
Aetna, Inc.	2,033	234,222
Anthem, Inc.	1,095	143,817
Apollo Hospitals Enterprise Ltd.	1,514	30,831
Cardinal Health, Inc.	402	33,607
Express Scripts Holding Co.[1]	2,113	160,736
HCA Holdings, Inc.[1]	284	21,905
Humana, Inc.	356	61,428
Laboratory Corp. of America Holdings[1]	313	43,682
McKesson Corp.	377	73,349
Odontoprev SA	200	802
Sinopharm Group Co. Ltd., Cl. H	16,000	77,787
Sonic Healthcare Ltd.	3,402	59,543

7 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
UnitedHealth Group, Inc.	1,886	$270,075
Universal Health Services, Inc., Cl. B	47	6,088
		1,217,872

Health Care Technology—0.1%
Cerner Corp.[1]	971	60,581

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	823	39,595
Charles River Laboratories International, Inc.[1]	148	13,014
Lonza Group AG1	457	86,132
Thermo Fisher Scientific, Inc.	276	43,840
		182,581

Pharmaceuticals—3.0%
Allergan plc[1]	563	142,411
Bayer AG	1,049	112,874
Bristol-Myers Squibb Co.	3,026	226,375
Dr. Reddy’s Laboratories Ltd.	1,008	44,115
Eli Lilly & Co.	573	47,496
Galenica AG	53	68,339
Glenmark Pharmaceuticals Ltd.	1,276	16,430
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	1,440	9,499
Johnson & Johnson	1,669	209,009
Merck & Co., Inc.	1,848	108,404
Mylan NV1	1,217	56,943
Novo Nordisk AS, Cl. B	1,748	99,728
Pfizer, Inc.	3,599	132,767
Roche Holding AG	673	171,827
Shire plc	839	54,246
Sun Pharmaceutical Industries Ltd.	2,335	28,903
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,537	82,229
		1,611,595

Industrials—10.1%
Aerospace & Defense—1.5%
Airbus Group SE	6,520	383,033
Embraer SA	5,100	23,326
Embraer SA, Sponsored ADR	2,930	53,531
Lockheed Martin Corp.	532	134,452
Rolls-Royce Holdings plc[1]	10,538	110,244
United Technologies Corp.	898	96,670
		801,256

Air Freight & Couriers—0.7%
FedEx Corp.	107	17,323
Philips Lighting NV1,2	2,825	72,279
Royal Mail plc	21,561	145,253
United Parcel Service, Inc., Cl. B	1,191	128,747
XPO Logistics, Inc.[1]	1,049	31,072
		394,674

8 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Airlines—0.1%
Delta Air Lines, Inc.	681	$26,389
Japan Airlines Co. Ltd.	1,400	43,275
		69,664

Building Products—0.3%
A.O. Smith Corp.	186	17,278
Allegion plc	250	18,097
Assa Abloy AB, Cl. B	6,534	143,323
		178,698

Commercial Services & Supplies—0.8%
Aggreko plc	2,697	45,888
Edenred	3,380	76,572
KAR Auction Services, Inc.	300	12,831
Prosegur Cia de Seguridad SA	14,465	98,217
Republic Services, Inc., Cl. A	626	32,089
Tyco International plc	2,133	97,201
Waste Connections, Inc.	652	48,561
Waste Management, Inc.	323	21,357
		432,716

Construction & Engineering—0.6%
Boskalis Westminster	2,252	82,643
CIMIC Group Ltd.	2,100	46,286
FLSmidth & Co. AS	716	28,729
Vinci SA	1,990	150,908
		308,566

Electrical Equipment—1.5%
ABB Ltd.[1]	1,616	34,334
Acuity Brands, Inc.	88	23,094
Eaton Corp. plc	1,133	71,843
Emerson Electric Co.	1,261	70,490
Legrand SA	1,230	67,839
Mitsubishi Electric Corp.	5,000	58,545
Nidec Corp.	3,100	281,558
Prysmian SpA	1,778	41,550
Rockwell Automation, Inc.	135	15,444
Schneider Electric SE	2,240	146,299
		810,996

Industrial Conglomerates—1.2%
3M Co.	762	135,910
General Electric Co.	10,252	319,247
Jardine Strategic Holdings Ltd.	2,000	61,238
Siemens AG	453	49,182
SM Investments Corp.	3,930	57,530
		623,107

Machinery—0.9%
Aalberts Industries NV	3,071	101,926
Atlas Copco AB, Cl. A	3,029	85,012

9 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Caterpillar, Inc.	219	$18,125
Deere & Co.	747	58,049
FANUC Corp.	400	66,856
Fortive Corp.[1]	491	23,671
Ingersoll-Rand plc	424	28,094
Parker-Hannifin Corp.	379	43,278
Pentair plc	424	27,060
Stanley Black & Decker, Inc.	152	18,498
Wabtec Corp.	93	6,371
Weir Group plc (The)	1,381	26,761
		503,701

Professional Services—1.1%
Experian plc	6,173	120,596
Intertek Group plc	2,000	95,896
Nielsen Holdings plc	3,249	174,991
Recruit Holdings Co. Ltd.	3,000	114,307
SGS SA	25	55,293
		561,083

Road & Rail—0.4%
Canadian National Railway Co.	1,033	65,296
Canadian Pacific Railway Ltd.	692	103,647
J.B. Hunt Transport Services, Inc.	352	29,262
		198,205

Trading Companies & Distributors—0.8%
Brenntag AG	2,898	143,928
Bunzl plc	3,614	113,045
Travis Perkins plc	3,729	76,976
Wolseley plc	1,435	79,877
		413,826

Transportation Infrastructure—0.2%
Airports of Thailand PCL	1,000	11,345
Beijing Capital International Airport Co. Ltd., Cl. H	36,000	41,547
DP World Ltd.	3,253	55,295
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,295	19,925
		128,112

Information Technology—14.5%
Communications Equipment—0.5%
Nokia OYJ	14,477	83,145
Nokia OYJ, Sponsored ADR	8,248	47,591
Telefonaktiebolaget LM Ericsson, Cl. B	17,759	132,332
		263,068

Electronic Equipment, Instruments, & Components—1.5%
Corning, Inc.	2,616	58,127
Hoya Corp.	2,000	70,946
Keyence Corp.	400	282,248
Kyocera Corp.	2,100	98,629

10 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Murata Manufacturing Co. Ltd.	1,900	$232,716
Spectris plc	1,564	38,871
TE Connectivity Ltd.	714	43,040
		824,577

Internet Software & Services—4.6%
Alibaba Group Holding Ltd., Sponsored ADR[1]	2,743	226,243
Alphabet, Inc., Cl. A1	605	478,761
Alphabet, Inc., Cl. C1	802	616,570
Baidu, Inc., Sponsored ADR[1]	1,479	236,048
eBay, Inc.[1]	1,720	53,595
Facebook, Inc., Cl. A1	3,013	373,431
LinkedIn Corp., Cl. A1	32	6,167
MercadoLibre, Inc.	30	4,592
NAVER Corp.	68	43,126
Tencent Holdings Ltd.	9,600	230,663
Twitter, Inc.[1]	3,284	54,646
United Internet AG	1,264	55,809
Yahoo Japan Corp.	16,200	71,447
		2,451,098

IT Services—1.8%
Amadeus IT Holding SA, Cl. A	2,292	107,502
Amdocs Ltd.	2,284	133,294
Cielo SA	400	4,534
Cognizant Technology Solutions Corp., Cl. A1	240	13,798
Earthport plc[1]	35,740	6,201
First Data Corp., Cl. A1	3,807	47,207
Infosys Ltd.	6,436	103,401
MasterCard, Inc., Cl. A	858	81,716
PayPal Holdings, Inc.[1]	8,671	322,908
Tata Consultancy Services Ltd.	1,173	46,017
Visa, Inc., Cl. A	484	37,776
Xerox Corp.	6,773	69,762
		974,116

Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	2,188	57,523
ARM Holdings plc	3,250	71,941
ASML Holding NV	728	80,502
Broadcom Ltd.	1,029	166,677
Infineon Technologies AG	12,614	208,843
Maxim Integrated Products, Inc.	4,388	178,943
Microchip Technology, Inc.	736	40,951
Micron Technology, Inc.[1]	612	8,409
NVIDIA Corp.	1,090	62,239
NXP Semiconductors NV1	346	29,095
Taiwan Semiconductor Manufacturing Co. Ltd.	30,000	161,973
Texas Instruments, Inc.	1,228	85,653
		1,152,749

11 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—2.9%
Activision Blizzard, Inc.	2,365	$94,978
Adobe Systems, Inc.[1]	1,300	127,218
AVEVA Group plc	1,070	26,773
Dassault Systemes	1,055	87,049
Electronic Arts, Inc.[1]	1,291	98,529
Gemalto NV	1,022	67,365
Intuit, Inc.	1,720	190,903
Microsoft Corp.	1,794	101,684
Oracle Corp.	2,366	97,101
SAP SE	5,625	492,579
Synopsys, Inc.[1]	823	44,574
Temenos Group AG1	1,715	105,992
		1,534,745

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	5,009	521,988
Western Digital Corp.	1,722	81,812
		603,800

Materials—2.9%
Chemicals—1.5%
Akzo Nobel NV	1,323	85,729
Albemarle Corp.	412	34,678
Asian Paints Ltd.	651	10,797
Eastman Chemical Co.	660	43,052
EI du Pont de Nemours & Co.	764	52,846
Essentra plc	7,215	46,266
Linde AG	1,130	162,599
Mosaic Co. (The)	489	13,203
Novozymes AS, Cl. B	1,806	88,742
PPG Industries, Inc.	551	57,695
Sherwin-Williams Co. (The)	75	22,480
Sika AG	18	84,398
Syngenta AG	305	119,917
		822,402

Construction Materials—0.5%
Indocement Tunggal Prakarsa Tbk PT	16,000	20,880
James Hardie Industries plc	6,600	109,580
Semen Indonesia Persero Tbk PT	19,000	13,615
UltraTech Cement Ltd.	548	30,447
Vulcan Materials Co.	719	89,142
		263,664

Containers & Packaging—0.1%
CCL Industries, Inc., Cl. B	420	75,176

Metals & Mining—0.8%
Agnico Eagle Mines Ltd.	300	17,442
Alrosa PJSC	29,462	31,844
Glencore plc[1]	11,200	27,962
Goldcorp, Inc.	4,089	73,111

12 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Metals & Mining (Continued)
Newcrest Mining Ltd.[1]	3,700	$71,122
Newmont Mining Corp.	620	27,280
Silver Wheaton Corp.	3,849	107,272
Zijin Mining Group Co. Ltd., Cl. H	178,000	65,149
		421,182

Telecommunication Services—3.0%
Diversified Telecommunication Services—1.7%
BT Group plc	13,957	75,908
Iliad SA	310	60,191
Inmarsat plc	3,840	39,712
Koninklijke KPN NV	10,885	35,771
Nippon Telegraph & Telephone Corp.	5,100	243,921
Spark New Zealand Ltd.	37,662	107,416
Telstra Corp. Ltd.	13,568	59,577
Verizon Communications, Inc.	3,812	211,223
Vivendi SA	4,763	93,528
		927,247

Wireless Telecommunication Services—1.3%
China Mobile Ltd.	8,000	99,361
KDDI Corp.	7,000	213,200
Rogers Communications, Inc., Cl. B	2,449	108,171
SK Telecom Co. Ltd.	147	30,200
T-Mobile US, Inc.[1]	1,142	52,920
Vodafone Group plc	65,982	200,724
		704,576

Utilities—0.6%
Electric Utilities—0.5%
Edison International	1,442	111,582
NextEra Energy, Inc.	92	11,803
OGE Energy Corp.	982	31,591
PG&E Corp.	2,214	141,563
		296,539

Gas Utilities—0.1%
AmeriGas Partners LP3	1,024	51,087
Total Common Stocks (Cost $37,786,990)		40,031,754

Preferred Stocks—0.5%
Bayerische Motoren Werke (BMW) AG, Preference	1,972	142,864
Lojas Americanas SA, Preference	17,760	104,893
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	56,210	7,720
Total Preferred Stocks (Cost $227,860)		255,477

	Principal Amount
U.S. Government Obligations—6.9%
United States Treasury Bonds, 2.875%, 8/15/45[4]	$2,023,000	2,323,565
United States Treasury Nts., 1.625%, 2/15/26	1,350,000	1,370,543
Total U.S. Government Obligations (Cost $3,339,397)		3,694,108

13 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—17.2%
Oppenheimer Global High Yield Fund, Cl. I5	852,478	$7,885,418
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[5,6]	1,399,870	1,399,870
Total Investment Companies (Cost $9,298,025)		9,285,288

Total Investments, at Value (Cost $50,652,272)	98.8%	53,266,627
Net Other Assets (Liabilities)	1.2	666,262
Net Assets	100.0%	$53,932,889

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $82,516 or 0.15% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,446,055. See Note 6 of the accompanying Notes.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Global High Yield Fund, Cl. I	819,393	33,085	—	852,478
Oppenheimer Institutional Money Market Fund, Cl. E	318,978	14,972,200	13,891,308	1,399,870

			Value	Income
Oppenheimer Global High Yield Fund, Cl. I			$7,885,418	$295,118
Oppenheimer Institutional Money Market Fund, Cl. E			1,399,870	3,639
Total			$9,285,288	$298,757

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$30,422,741	57.1%
France	3,028,706	5.7
United Kingdom	3,022,160	5.7
Japan	2,688,855	5.1
Germany	2,169,544	4.1
Switzerland	1,678,433	3.2
China	1,563,464	2.9
India	1,329,328	2.5
Canada	1,205,963	2.3
Netherlands	824,061	1.5
Spain	648,014	1.2

14 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Sweden	$568,404	1.1%
Hong Kong	432,580	0.8
Australia	395,476	0.7
Brazil	373,916	0.7
Denmark	354,375	0.7
Russia	348,398	0.7
Mexico	235,595	0.4
South Korea	203,019	0.4
Singapore	189,579	0.4
Italy	166,650	0.3
Ireland	163,826	0.3
Taiwan	161,973	0.3
Philippines	147,298	0.3
Finland	130,736	0.2
Thailand	118,878	0.2
New Zealand	107,416	0.2
Malaysia	86,269	0.2
Israel	82,229	0.2
Colombia	78,338	0.1
South Africa	75,554	0.1
Indonesia	74,981	0.1
United Arab Emirates	55,295	0.1
Turkey	49,706	0.1
Poland	32,528	0.1
Belgium	23,958	0.0
Nigeria	23,789	0.0
Argentina	4,592	0.0
Total	$53,266,627	100.0%

Forward Currency Exchange Contracts as of July 31, 2016
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	09/2016	CAD	200	USD	154	$—	$1,117
BAC	09/2016	SEK	2,760	USD	320	3,592	—
BNP	09/2016	USD	413	COP	1,250,000	10,469	—
BOA	09/2016	CLP	533,000	USD	768	42,031	—
BOA	09/2016	COP	3,524,000	USD	1,147	—	11,148
BOA	09/2016	IDR	18,954,000	USD	1,404	33,960	616
BOA	09/2016	KRW	665,000	USD	581	16,937	—
BOA	09/2016	MYR	465	USD	117	—	2,152
BOA	09/2016	USD	1,992	CHF	1,905	22,495	1,736
BOA	09/2016	USD	706	CLP	470,000	—	7,946
BOA	09/2016	USD	737	MYR	3,040	—	15,941
BOA	09/2016	USD	1,436	SEK	12,210	5,254	—
CITNA-B	09/2016	COP	651,000	USD	221	—	10,915
CITNA-B	09/2016	GBP	1,945	USD	2,631	—	55,114
CITNA-B	09/2016	PHP	3,000	USD	63	384	—
CITNA-B	09/2016	PLN	170	USD	43	840	—
CITNA-B	09/2016	THB	3,000	USD	85	807	—

15 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	09/2016	TWD	16,000	USD	499	$5,209	$—
CITNA-B	09/2016	USD	349	CAD	450	4,670	—
CITNA-B	09/2016	USD	170	CHF	165	—	816
DEU	09/2016	SEK	18,700	USD	2,247	—	56,299
GSCO-OT	08/2016	BRL	4,100	USD	1,212	52,016	—
GSCO-OT	09/2016	JPY	243,000	USD	2,339	47,410	—
GSCO-OT	08/2016	USD	1,266	BRL	4,100	1,327	—
GSCO-OT	09/2016	USD	790	INR	54,000	—	12,900
GSCO-OT	09/2016	USD	533	JPY	56,000	—	17,313
GSCO-OT	09/2016	USD	380	NOK	3,210	—	367
GSCO-OT	09/2016	USD	20	PLN	80	—	211
HSBC	09/2016	CLP	32,000	USD	48	402	—
HSBC	09/2016	CNH	6,810	USD	1,014	11,662	—
HSBC	09/2016	DKK	930	USD	141	—	1,018
HSBC	09/2016	HKD	4,520	USD	583	—	178
HSBC	09/2016	MXN	3,000	USD	162	—	2,734
HSBC	09/2016	TRY	150	USD	51	—	1,313
HSBC	09/2016	USD	105	AUD	140	—	992
HSBC	09/2016	USD	1,060	CNH	7,120	—	12,125
HSBC	09/2016	USD	985	HKD	7,640	121	—
HSBC	09/2016	USD	110	KRW	129,000	—	6,062
HSBC	09/2016	USD	62	TWD	2,000	—	1,152
HSBC	09/2016	ZAR	4,160	USD	284	12,170	—
JPM	09/2016	AUD	425	USD	319	3,659	—
JPM	08/2016	BRL	950	USD	288	5,423	—
JPM	09/2016	CHF	315	USD	318	7,549	—
JPM	09/2016	IDR	1,424,000	USD	108	—	393
JPM	09/2016	INR	23,000	USD	340	2,169	—
JPM	09/2016	NOK	6,880	USD	822	—	6,710
JPM	09/2016	RUB	25,500	USD	395	—	13,605
JPM	09/2016	SGD	340	USD	252	1,868	—
JPM	09/2016	THB	1,000	USD	28	382	—
JPM	08/2016	USD	293	BRL	950	308	—
JPM	09/2016	USD	133	CAD	175	—	726
JPM	09/2016	USD	3,996	EUR	3,540	34,715	4,445
JPM	09/2016	USD	3,296	GBP	2,335	214,067	10,721
JPM	09/2016	USD	261	MXN	5,000	—	3,927
JPM	09/2016	USD	752	RUB	50,500	—	2,872
JPM	09/2016	ZAR	10,760	USD	687	80,368	—
RBS	09/2016	AUD	1,049	USD	770	25,942	—
RBS	08/2016	BRL	2,460	USD	759	—	796
RBS	08/2016	USD	734	BRL	2,460	—	25,113
RBS	09/2016	USD	430	JPY	44,000	767	2,583
RBS	09/2016	USD	471	MXN	8,900	—	1,586
TDB	08/2016 - 09/2016	BRL	5,180	USD	1,580	9,551	839
TDB	08/2016	USD	788	BRL	2,590	—	10,359
TDB	09/2016	USD	940	COP	2,925,000	—	2,947

16 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
TDB	09/2016	USD	307	ZAR	4,600	$—	$20,797
Total Unrealized Appreciation and Depreciation						$658,524	$328,584

Futures Contracts as of July 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets
Index	NYF	Sell	9/16/16	93	$4,098,975	$(165,324)
Nikkei 225 Index	TYOE	Buy	9/8/16	5	813,936	24,490
S&P 500 E-Mini Index	CME	Buy	9/16/16	53	5,745,730	181,325
STOXX Europe 600 Index	EUX	Sell	9/16/16	244	4,644,284	(302,830)
United States Treasury Long Bonds	CBT	Buy	9/21/16	7	1,221,063	82,293
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	34	4,523,594	121,600
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	40	4,880,625	82,439
						$23,993

Over-the-Counter Total Return Swaps at July 31, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
iShares iBoxx $ High Yield Corporate Bond Fund	CITNA-B	Receive	One-Month USD BBA LIBOR minus 100 basis points	11/17/16	USD	994	$(2,410)
iShares iBoxx USD High Yield	BOA	Receive	One-Month USD BBA LIBOR minus 105 basis points	11/17/16	USD	1,951	(4,683)
MSCI Daily TR Net Emerging	GOL	Receive	One-Month USD BBA LIBOR plus 105 basis points	11/11/16	USD	757	17,277
MSCI Daily TR Net Emerging	GOL	Receive	One-Month USD BBA LIBOR plus 10 basis points	11/11/16	USD	787	91,786
MSCI Daily TR Net Emerging Mexico	GOL	Receive	One-Month USD BBA LIBOR plus 56 basis points	11/11/16	USD	732	10,254
MSCI Daily TR Net Malaysia	GOL	Receive	One-Month USD BBA LIBOR plus 33 basis points	11/11/16	USD	753	(1,949)
MSCI International Net Brazil	GOL	Receive	One-Month USD BBA LIBOR plus 21 basis points	11/11/16	USD	820	77,629
OAIIX Reference Fund**	GOL	Receive	Three-Month USD BBA LIBOR plus 100 basis points	9/20/16	USD	630	3,920
OAIIX Reference Fund**	GSG	Receive	One-Month USD BBA LIBOR plus 100 basis points	9/20/16	USD	3,462	21,039

17 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	3,927	$9,143
QOPIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	7,533	(22,165)
Total of Over-the-Counter Total Return Swaps							$199,841

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

Reference Asset	Value
OAIIX Reference Fund	$34,102
QOPIX Reference Fund	(22,165)
Total	$11,937

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
t-SGS	Societe Generale

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah

18 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OAIIX	Oppenheimer Global Multi Strategies Fund
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

19 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Effective September 12, 2016, Cornerstone Real Estate Advisers LLC changed its name to Barings Real Estate Advisers LLC.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

20 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

21 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

22 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,983,141	$3,713,157	$—	$6,696,298
Consumer Staples	1,795,743	2,500,536	—	4,296,279
Energy	1,007,485	531,201	—	1,538,686
Financials	3,156,489	2,732,392	—	5,888,881
Health Care	3,467,233	1,353,747	—	4,820,980
Industrials	1,967,968	3,456,636	—	5,424,604

23 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Information Technology	$4,893,549	$2,910,604	$—	$7,804,153
Materials	613,377	969,047	—	1,582,424
Telecommunication Services	372,314	1,259,509	—	1,631,823
Utilities	347,626	—	—	347,626
Preferred Stocks	7,720	247,757	—	255,477
U.S. Government Obligations	—	3,694,108	—	3,694,108
Investment Companies	9,285,288	—	—	9,285,288
Total Investments, at Value	29,897,933	23,368,694	—	53,266,627
Other Financial Instruments:
Swaps, at value	—	196,946	—	196,946
Affiliated swaps, at value	—	34,102	—	34,102
Futures contracts	492,147	—	—	492,147
Forward currency exchange contracts	—	658,524	—	658,524
Total Assets	$30,390,080	$24,258,266	$—	$54,648,346

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(9,042)	$—	$(9,042)
Affiliated swaps, at value	—	(22,165)	—	(22,165)
Futures contracts	(468,154)	—	—	(468,154)
Forward currency exchange contracts	—	(328,584)	—	(328,584)
Total Liabilities	$(468,154)	$(359,791)	$—	$(827,945)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could

24 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

25 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

26 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a

27 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $14,314,582 and $12,685,781, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement

28 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $8,850,859 and $3,751,027 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $55,462 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing

29 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

At period end, the Fund had no such written option activity.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically,

30 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $79,000 and $871,000 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no such Interest Rate Swaps outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $17,959,747 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

31 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $303,216.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

32 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

33 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$50,788,398
Federal tax cost of other investments	8,416,083

Total federal tax cost	$59,204,481

Gross unrealized appreciation	$6,163,029
Gross unrealized depreciation	(3,122,254)

Net unrealized appreciation	$3,040,775

34 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/14/2016